UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2014

CDW CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35985	26-0273989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 N. Milwaukee Avenue Vernon Hills, Illinois	60061
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 465-6000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

6.00% Senior Notes due 2022

On August 5, 2014, CDW LLC (“CDW”) and CDW Finance Corporation (“CDW Finance,” and together with CDW, the “Co-Issuers”) completed the sale of $600,000,000 aggregate principal amount of 6.00% senior notes due 2022 (the “Notes”) at an issue price of 100% of the principal amount of the Notes in an offering registered under the Securities Act of 1933, as amended (the “Securities Act”). The Notes mature on August 15, 2022 and bear interest at a rate of 6.00% per annum, payable semi-annually on February 15 and August 15 of each year. Interest will accrue from August 5, 2014, and the first interest payment date will be February 15, 2015.

Underwriting Agreement

On July 31, 2014, the Co-Issuers entered into an underwriting agreement (the “Underwriting Agreement”) among the Co-Issuers, CDW Corporation (the “Company”), certain other guarantors named therein (the “Guarantors”) and the underwriters named therein (the “Underwriters”) in connection with the offer and sale of the Notes. The Underwriting Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions whereby the Co-Issuers, the Company and the Guarantors, on the one hand, and the Underwriters, on the other hand, have agreed to indemnify each other against certain liabilities.

The offering was made pursuant to (i) a Registration Statement on Form S-3ASR (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) on July 31, 2014, which became effective upon filing (File No. 333-197744), and (ii) a related prospectus dated July 31, 2014 and filed with the SEC on August 4, 2014 pursuant to Rule 424(b)(2) under the Securities Act.

The description of the Underwriting Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by the terms of the Underwriting Agreement. The Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference and is to be incorporated in its entirety into the Registration Statement.

Indenture

The Notes were issued pursuant to an indenture (the “Indenture”), dated as of August 5, 2014, among the Co-Issuers, the Company, the Guarantors and U.S. Bank National Association, as trustee (the “Trustee”).

The Co-Issuers may redeem the Notes, in whole or in part, at any time prior to August 15, 2017 at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to the redemption date, plus the applicable “make-whole” premium, as described in the Indenture. The Co-Issuers may redeem the Notes, in whole or in part, at any time on or after August 15, 2017 at a redemption price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to the redemption date, plus a premium declining over time as set forth in the Indenture. In addition, at any time prior to August 15, 2017, the Co-Issuers may redeem up to 40% of the aggregate principal amount of the Notes with the proceeds of certain equity offerings, as described in the Indenture, at a redemption price equal to 106% of the principal amount of the Notes, plus accrued and unpaid interest to the redemption date. If CDW experiences certain change of control events, Note holders may require it to repurchase all or part of their Notes at 101% of the principal amount of the Notes, plus accrued and unpaid interest to the repurchase date.

The Indenture contains covenants that, among other things, (i) restrict the ability of restricted subsidiaries that are not Guarantors to incur or guarantee indebtedness or issue preferred stock; and (ii) restrict the ability of CDW and the restricted subsidiaries (including the Guarantors) to create liens on certain assets to secure debt, enter into sale and lease-back transactions, consolidate, merge, sell or otherwise dispose of all or substantially all assets, and designate subsidiaries as unrestricted subsidiaries. The Indenture also contains certain restrictions on the business activities, assets and liabilities of CDW Finance. These covenants are subject to a number of other limitations and exceptions set forth in the Indenture.

The Indenture also provides for customary events of default, including failure to pay any principal or interest when due, failure to comply with covenants and cross-acceleration provisions. In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice. If any other event of default under the Indenture occurs or is continuing, the Trustee, acting at the written direction of the holders of at least 25% in aggregate principal amount of the then-outstanding Notes, may declare all of the Notes to be due and payable immediately.

The description of the Indenture and the Notes in this Current Report on Form 8-K is a summary and is qualified in its entirety by the complete text of the Indenture and the Notes. The Indenture and a form of the Notes are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation under an Off-Balance Sheet Arrangement.

On August 5, 2014, the Co-Issuers called for redemption (i) all of their outstanding $325.0 million aggregate principal amount of 8.0% senior secured notes due 2018 (the “Senior Secured Notes”) at a redemption price of 106.061% of the principal amount redeemed, plus accrued and unpaid interest to, but not including, the date of redemption, and (ii) $234.7 million aggregate principal amount of their currently outstanding $1,280.0 million aggregate principal amount of 8.5% senior notes due 2019 (the “Senior Notes”) at a redemption price of 108.764% of the principal amount redeemed, plus accrued and unpaid interest to, but not including, the date of redemption. The redemption date will be September 5, 2014.

Copies of press releases announcing the redemption of the Senior Secured Notes and the redemption of the Senior Notes are attached as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

This Current Report on Form 8-K is not an offer to buy, or a notice of redemption with respect to, the Senior Secured Notes, the Senior Notes or any other securities.

Item 8.01. Other Events.

In connection with the execution of the Underwriting Agreement, on July 31, 2014, the Company issued a press release announcing that the Co-Issuers priced the Notes in a registered offering. A copy of the press release announcing the pricing of the registered offering of the Notes is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K is neither an offer to sell nor the solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 31, 2014, by and among the Co-Issuers, the Company, the Guarantors and the Underwriters.

4.1	Indenture, dated as of August 5, 2014, by and among the Co-Issuers, the Company, the Guarantors and the Trustee.

4.2	Form of 6.00% Senior Note (included as Exhibit A to Exhibit 4.1).

99.1	Press release announcing the redemption of the Senior Secured Notes, dated August 5, 2014.

99.2	Press release announcing the redemption of the Senior Notes, dated August 5, 2014.

99.3	Press release announcing pricing of the registered offering of the Notes, dated July 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDW CORPORATION

Date: August 6, 2014	By:	/s/ Christine A. Leahy

Christine A. Leahy
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 31, 2014, by and among the Co-Issuers, the Company, the Guarantors and the Underwriters.

4.1	Indenture, dated as of August 5, 2014, by and among the Co-Issuers, the Company, the Guarantors and the Trustee.

4.2	Form of 6.00% Senior Note (included as Exhibit A to Exhibit 4.1).

99.1	Press release announcing the redemption of the Senior Secured Notes, dated August 5, 2014.

99.2	Press release announcing the redemption of the Senior Notes, dated August 5, 2014.

99.3	Press release announcing pricing of the registered offering of the Notes, dated July 31, 2014.